UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2741

Fidelity Court Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

 (Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

Item 1.

Reports to Stockholders

Fidelity® New Jersey Municipal Income Fund and Fidelity® New Jersey Municipal Money Market Fund Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® New Jersey Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® New Jersey Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity New Jersey Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Jersey Municipal Income Fund	1.56%	4.10%	4.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Jersey Municipal Income Fund on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,065	Fidelity® New Jersey Municipal Income Fund
$15,877	Barclays® Municipal Bond Index

Fidelity® New Jersey Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for the 12 months ending November 30, 2015, driven by improving credit fundamentals and continued demand for high-quality, tax-exempt income, despite increased supply due to refinancing activity. The Barclays® Municipal Bond Index advanced 3.10%. Performance was strong early in the period, when many issuers exercised a level of fiscal conservatism, limiting supply. The muni market faced a difficult stretch between April and June, when the focus of the market shifted to the budget difficulties of a handful of high-profile issuers, including New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. But the market recouped those losses over the final months of the period as supply moderated. The tax advantages of munis continued to appeal to investors, in light of higher federal income-tax rates for top earners, as well as the 3.8% Medicare tax on non-municipal investment income, that took effect in 2013. At period end, investors continue to watch the flow of U.S. economic data, especially strong reports for the job and housing markets, each of which has meaningfully increased market expectations for a policy interest-rate increase in December.

Comments from Portfolio Manager Jamie Pagliocco:  For the year, the fund generated a low single-digit gain, modestly lagging the 1.87% return of the Barclays New Jersey Enhanced Modified Municipal Bond Index. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital. The fund’s larger-than-index weighting in bonds issued by the New Jersey Transportation Trust was a drag on relative performance. These securities generally lagged the benchmark because the state was hit with credit- rating downgrades and revenue shortfalls. Additionally, the heightened interest-rate sensitivity of these zero-coupon bonds caused them to trail many coupon-bearing securities as muni yields ticked higher throughout much of the period. The fund’s underweighted exposure to bonds that were advance refunded during the period also was a negative because these securities were some of the muni market’s best performers. In contrast, having less exposure to bonds issued by the New Jersey Economic Development Authority (NJEDA) was a plus. Much like New Jersey transportation bonds, securities backed by the NJEDA underperformed given concerns about the state’s economic and fiscal challenges.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® New Jersey Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.9	36.4
Transportation	16.2	16.1
Health Care	15.9	15.4
Education	13.2	11.6
Escrowed/Pre-Refunded	7.1	8.9

Weighted Average Maturity as of November 30, 2015

6 months ago
Years	6.2	6.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of November 30, 2015

6 months ago
Years	6.9	6.9

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of November 30, 2015
AAA	3.0%
AA,A	85.5%
BBB	8.5%
Not Rated	1.4%
Short-Term Investments and Net Other Assets	1.6%

As of May 31, 2015
AAA	3.0%
AA,A	85.2%
BBB	8.2%
Not Rated	1.5%
Short-Term Investments and Net Other Assets	2.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® New Jersey Municipal Income Fund

Investments November 30, 2015

Showing Percentage of Net Assets

Municipal Bonds - 98.4%
	Principal Amount	Value
Delaware, New Jersey - 0.8%
Delaware River & Bay Auth. Rev.:
Series 2014 A, 5% 1/1/44	$3,000,000	$3,358,980
Series 2014 B, 5% 1/1/23	700,000	832,349

TOTAL DELAWARE, NEW JERSEY		4,191,329

Guam - 0.5%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.375% 10/1/43 (a)	1,000,000	1,171,640
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/22 (FSA Insured)	1,500,000	1,774,155

TOTAL GUAM		2,945,795

New Jersey - 90.0%
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.) Series 1985 A, 7.4% 7/1/16 (Escrowed to Maturity)	715,000	744,322
Bayonne Gen. Oblig. 5.5% 7/1/39	5,000,000	5,636,300
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/26	1,000,000	1,127,340
5% 2/15/27	1,000,000	1,115,130
5% 2/15/28	1,000,000	1,106,070
5% 2/15/29	1,000,000	1,096,360
Cape May County Indl. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series 1991 A, 6.8% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,350,000	1,612,346
Cumberland County Impt. Auth. (Technical High School Proj.) Series 2014:
5% 9/1/21 (FSA Insured)	530,000	625,957
5% 9/1/23 (FSA Insured)	600,000	726,612
5% 9/1/24 (FSA Insured)	1,640,000	2,004,884
5% 9/1/25 (FSA Insured)	1,375,000	1,660,244
5% 9/1/26 (FSA Insured)	2,480,000	2,964,195
5% 9/1/39 (FSA Insured)	4,000,000	4,512,680
East Brunswick Township Board of Ed.:
5% 11/1/22	1,000,000	1,210,680
5% 11/1/23	1,000,000	1,210,680
East Windsor Reg'l. School District:
5% 3/1/20	1,045,000	1,202,743
5% 3/1/21	1,000,000	1,175,860
Essex County Util. Auth. Solid Waste Rev. Series 2009, 5% 4/1/20 (Assured Guaranty Corp. Insured)	1,000,000	1,124,980
Garden State Preservation Trust Open Space & Farmland Preservation:
Series 2003 B, 0% 11/1/21 (FSA Insured)	8,310,000	7,046,381
Series 2012 A, 5% 11/1/22	6,600,000	7,636,596
Hudson County Ctfs. of Prtn. Series 2002:
6.25% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,525,000	1,525,000
6.25% 6/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,610,000	1,655,338
Monroe Township Board of Ed. Series 2012:
5% 8/1/26	3,220,000	3,832,830
5% 8/1/28	4,000,000	4,706,600
Morristown Gen. Oblig. Series 2005, 6.5% 8/1/19 (FSA Insured)	20,000	23,714
New Brunswick Parking Auth. Rev. Series 2012:
5% 9/1/23	1,450,000	1,702,141
5% 9/1/26	600,000	696,582
5% 9/1/27	440,000	509,049
New Jersey Econ. Dev. Auth. Rev.:
(Goethals Bridge Replacement Proj.) Series 2013:
5.125% 1/1/34 (a)	1,500,000	1,612,245
5.375% 1/1/43 (a)	2,000,000	2,156,660
Series 2005 N1, 5.5% 9/1/24 (AMBAC Insured)	5,000,000	5,619,150
Series 2011 EE, 5% 9/1/17 (Escrowed to Maturity)	200,000	214,376
Series 2011 GG, 5% 9/1/17 (Escrowed to Maturity)	250,000	267,970
Series 2012 II, 5% 3/1/26	5,000,000	5,290,550
Series 2012, 5% 6/15/20	5,000,000	5,463,000
Series 2013 NN, 5% 3/1/27	20,000,000	21,207,189
Series 2013:
5% 3/1/23	4,800,000	5,196,288
5% 3/1/25	700,000	748,601
Series 2015 WW, 5.25% 6/15/40	2,000,000	2,083,700
Series 2015 XX:
4.25% 6/15/26	3,000,000	3,013,980
5.25% 6/15/27	3,000,000	3,269,940
5% 9/1/36 (Pre-Refunded to 9/1/16 @ 100)	7,375,000	7,630,249
5% 9/1/36 (Pre-Refunded to 9/1/16 @ 100)	1,655,000	1,712,280
5% 9/1/37 (Pre-Refunded to 9/1/17 @ 100)	1,300,000	1,393,444
5% 9/1/37 (Pre-Refunded to 9/1/17 @ 100)	5,700,000	6,109,716
6% 12/15/34 (Pre-Refunded to 12/15/18 @ 100)	1,905,000	2,189,493
6% 12/15/34 (Pre-Refunded to 12/15/34 @ 100)	40,000	44,623
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. (American Wtr. Co., Inc. Proj.) Series 2009 A, 5.7% 10/1/39 (a)	5,000,000	5,615,400
New Jersey Edl. Facilities Auth. Rev.:
(New Jersey Institute of Technology Proj.) Series 2010 H, 5% 7/1/31	2,000,000	2,229,640
(Princeton Theological Seminary Proj.) Series 2009 B:
4% 7/1/22	1,000,000	1,089,320
5% 7/1/17	490,000	523,242
5% 7/1/18	250,000	276,328
5% 7/1/19	200,000	227,818
(Rowan Univ. Proj.) Series 2007 B:
5.5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,571,275
5.5% 7/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,390,000	4,858,237
(William Paterson College Proj.) Series 2008 C, 5% 7/1/19 (Assured Guaranty Corp. Insured)	2,570,000	2,806,157
Series 2012 A:
5% 7/1/18	1,000,000	1,090,290
5% 7/1/19	1,040,000	1,158,622
Series 2012 B:
5% 7/1/37	750,000	811,905
5% 7/1/42	1,100,000	1,186,108
New Jersey Edl. Facility:
Series 2015 B:
3.625% 7/1/30 (FSA Insured)	510,000	515,141
5% 7/1/29	2,770,000	3,161,263
5% 7/1/31	3,000,000	3,386,880
Series 2015 D, 5% 7/1/30	5,690,000	6,590,044
5% 7/1/35 (FSA Insured)	3,035,000	3,257,041
5% 7/1/35 (Pre-Refunded to 7/1/18 @ 100)	965,000	1,066,103
New Jersey Envir. Infrastructure Trust:
Series 2012 A, 4% 9/1/20	10,000,000	11,262,800
Series 2012, 5% 9/1/17 (Pre-Refunded to 9/1/16 @ 100)	100,000	103,423
5% 9/1/17 (Pre-Refunded to 9/1/16 @ 100)	20,000	20,685
5% 9/1/17 (Pre-Refunded to 9/1/16 @ 100)	4,750,000	4,916,250
5% 9/1/17 (Pre-Refunded to 9/1/16 @ 100)	30,000	31,027
New Jersey Gen. Oblig. 5% 6/1/25	3,340,000	3,900,385
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series 2011, 6% 7/1/41	5,000,000	5,891,450
(AtlantiCare Reg'l. Med. Ctr. Proj.) Series 2007, 5% 7/1/17	1,000,000	1,063,920
(Chilton Memorial Hosp. Proj.) Series 2009, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,765,000	4,370,299
(Greystone Park Psychiatric Hosp. Proj.) Series 2013 B, 5% 9/15/24	8,000,000	8,590,960
(Hackensack Univ. Med. Ctr. Proj.):
Series 2010 B, 5% 1/1/22	1,725,000	1,929,533
Series 2010, 5% 1/1/34	2,000,000	2,149,220
(Robert Wood Johnson Univ. Hosp. Proj.) Series 2010, 5% 7/1/31	5,000,000	5,512,250
(Virtua Health Proj.) Series A, 5.25% 7/1/17 (Assured Guaranty Corp. Insured)	6,000,000	6,406,980
Series 2008 A, 5.25% 10/1/38	5,965,000	6,266,411
Series 2008, 6.625% 7/1/38	10,745,000	11,853,132
Series 2009 A, 5.75% 10/1/31	4,000,000	4,406,960
Series 2011:
5% 7/1/19	1,500,000	1,679,415
5% 7/1/23	2,500,000	2,908,150
5% 7/1/24	2,000,000	2,305,440
5% 7/1/25	2,265,000	2,591,681
Series 2012 A:
5% 7/1/18	795,000	862,352
5% 7/1/22	1,400,000	1,621,172
5% 7/1/23	1,000,000	1,157,980
5% 7/1/24	2,000,000	2,294,960
5% 7/1/25	1,000,000	1,139,040
Series 2012 II, 5% 7/1/42	1,000,000	1,072,840
Series 2012, 5% 7/1/21	2,325,000	2,692,699
Series 2013 A:
5% 7/1/28	1,080,000	1,221,502
5% 7/1/32	1,600,000	1,770,832
5.25% 7/1/28	3,250,000	3,761,355
Series 2013:
5% 7/1/24	1,250,000	1,488,350
5% 7/1/26	1,335,000	1,526,412
5.25% 7/1/31	4,000,000	4,428,600
5.5% 7/1/43	3,000,000	3,320,490
Series 2014 A:
4% 7/1/45	1,300,000	1,293,708
5% 7/1/30	700,000	787,143
5% 7/1/31	455,000	509,837
5% 7/1/32	1,000,000	1,116,580
5% 7/1/44	3,525,000	3,832,063
5% 7/1/45	2,225,000	2,420,533
5% 3/1/20	1,040,000	1,078,522
5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	990,000	1,044,430
5% 3/1/21	1,370,000	1,419,197
5% 3/1/21 (Pre-Refunded to 3/1/17 @ 100)	1,310,000	1,382,024
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2010 1A, 5% 12/1/17	2,500,000	2,671,300
Series 2013:
4% 12/1/20 (a)	2,500,000	2,680,500
5% 12/1/21 (a)	2,100,000	2,368,149
5% 12/1/22 (a)	2,250,000	2,560,163
New Jersey Institute of Technology Series 2012 A:
5% 7/1/32	1,250,000	1,391,100
5% 7/1/42	5,000,000	5,458,600
New Jersey Tpk. Auth. Tpk. Rev.:
Series 1991 C:
6.5% 1/1/16 (Escrowed to Maturity)	150,000	150,735
6.5% 1/1/16 (Escrowed to Maturity)	350,000	351,715
Series 2005 C:
6.5% 1/1/16	385,000	387,002
6.5% 1/1/16 (Escrowed to Maturity)	190,000	190,939
Series 2009 E, 5.25% 1/1/40	10,600,000	11,764,092
Series 2012 B, 5% 1/1/24	2,650,000	3,141,443
Series 2013 A, 5% 1/1/38	8,000,000	8,882,960
Series 2014 A, 5% 1/1/32	5,000,000	5,734,950
Series 2014 C:
5% 1/1/22	3,750,000	4,456,875
5% 1/1/23	3,000,000	3,578,070
6.5% 1/1/16 (Escrowed to Maturity)	210,000	211,021
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	2,800,000	3,121,020
Series 2004 B, 5.5% 12/15/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,000,000	11,022,440
Series 2005 B:
5.25% 12/15/22 (AMBAC Insured)	1,200,000	1,337,028
5.5% 12/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	15,235,000	16,986,873
Series 2006 A, 5.5% 12/15/22	8,875,000	9,908,583
Series 2006 C:
0% 12/15/26 (AMBAC Insured)	10,000,000	5,970,200
0% 12/15/34	4,000,000	1,577,160
Series 2008 A:
0% 12/15/35	12,055,000	4,113,287
0% 12/15/36	25,000,000	7,953,250
5.5% 12/15/38 (Assured Guaranty Corp. Insured)	1,710,000	1,863,644
Series 2009 A:
0% 12/15/36	1,915,000	609,219
0% 12/15/38	13,900,000	3,895,197
Series 2010 A, 0% 12/15/30	14,750,000	6,847,540
Series 2010 A3, 0% 12/15/34	10,775,000	3,915,420
Series 2011 A, 5.25% 6/15/25	6,000,000	6,452,100
Series 2011 B:
5.25% 6/15/25	3,185,000	3,433,239
5.25% 6/15/26	2,000,000	2,155,880
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	5,100,000	5,776,515
Newark City Hsg. Auth. City-Secured Police Facility Rev. (Southward Police Proj.) Series 2009 A, 6.75% 12/1/38 (Assured Guaranty Corp. Insured)	1,000,000	1,152,790
Newark Gen. Oblig. Series 2013 A:
5% 7/15/17	2,000,000	2,092,980
5% 7/15/18	3,130,000	3,360,681
Newark Port Auth. Hsg. Auth. Rev. (Newark Redev. Proj.) Series 2007, 5.25% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,350,000	1,454,612
North Hudson Swr. Auth. Wtr. & Swr. Rev. Series 2001 A, 0% 8/1/24 (Escrowed to Maturity)	2,000,000	1,668,980
Rutgers State Univ. Rev.:
Series 2009 F:
5% 5/1/30	1,500,000	1,684,575
5% 5/1/39	9,500,000	10,464,820
Series 2010 I, 5% 5/1/29	1,110,000	1,261,471
Series 2013 L, 5% 5/1/43	5,000,000	5,593,000

TOTAL NEW JERSEY		490,890,992

New York And New Jersey - 2.3%
Port Auth. of New York & New Jersey:
163rd Series, 5% 7/15/35	3,255,000	3,709,724
166th Series, 5% 1/15/41	5,000,000	5,630,000
Port Auth. of New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/15 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	3,000,000	3,000,000

TOTAL NEW YORK AND NEW JERSEY		12,339,724

Pennsylvania, New Jersey - 4.3%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev.:
Series 2007 A, 5% 7/1/26 (Pre-Refunded to 7/1/17 @ 100)	2,855,000	3,045,400
Series 2012 A:
5% 7/1/21	600,000	704,232
5% 7/1/24	1,200,000	1,411,932
5% 7/1/25	1,100,000	1,286,175
5% 7/1/26	500,000	580,310
Series 2015:
3% 7/1/27 (Build America Mutual Assurance Insured)	1,000,000	1,002,470
5% 7/1/24	275,000	334,169
5% 7/1/26	650,000	783,946
5% 7/1/29	300,000	353,172
5% 7/1/30	350,000	409,161
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
(Port District Proj.) Series 2012, 5% 1/1/24	3,000,000	3,425,160
Series 2010 D, 5% 1/1/40	4,000,000	4,346,440
Series 2013, 5% 1/1/31	5,000,000	5,731,800

TOTAL PENNSYLVANIA, NEW JERSEY		23,414,367

Virgin Islands - 0.5%
Virgin Islands Pub. Fin. Auth.:
Series 2009 A, 6.75% 10/1/37	1,000,000	1,119,800
Series 2009 A1, 5% 10/1/24	500,000	549,950
Series 2009 B, 5% 10/1/25	1,200,000	1,317,804

TOTAL VIRGIN ISLANDS		2,987,554

TOTAL MUNICIPAL BONDS
(Cost $514,541,510)		536,769,761
TOTAL INVESTMENT PORTFOLIO - 98.4%
(Cost $514,541,510)		536,769,761
NET OTHER ASSETS (LIABILITIES) - 1.6%		8,888,829
NET ASSETS - 100%		$545,658,590

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	37.9%
Transportation	16.2%
Health Care	15.9%
Education	13.2%
Escrowed/Pre-Refunded	7.1%
Others* (Individually Less Than 5%)	9.7%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® New Jersey Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $514,541,510)		$536,769,761
Cash		1,320,833
Receivable for fund shares sold		352,221
Interest receivable		8,146,749
Prepaid expenses		1,406
Other receivables		598
Total assets		546,591,568
Liabilities
Payable for fund shares redeemed	$213,934
Distributions payable	460,068
Accrued management fee	163,057
Other affiliated payables	45,580
Other payables and accrued expenses	50,339
Total liabilities		932,978
Net Assets		$545,658,590
Net Assets consist of:
Paid in capital		$522,715,152
Undistributed net investment income		3,999
Accumulated undistributed net realized gain (loss) on investments		711,188
Net unrealized appreciation (depreciation) on investments		22,228,251
Net Assets, for 46,289,251 shares outstanding		$545,658,590
Net Asset Value, offering price and redemption price per share ($545,658,590 ÷ 46,289,251 shares)		$11.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Interest		$20,753,410
Expenses
Management fee	$2,066,470
Transfer agent fees	426,894
Accounting fees and expenses	140,947
Custodian fees and expenses	9,077
Independent trustees' compensation	2,472
Registration fees	18,940
Audit	48,266
Legal	4,830
Miscellaneous	12,035
Total expenses before reductions	2,729,931
Expense reductions	(6,527)	2,723,404
Net investment income (loss)		18,030,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		799,727
Total net realized gain (loss)		799,727
Change in net unrealized appreciation (depreciation) on investment securities		(10,486,548)
Net gain (loss)		(9,686,821)
Net increase (decrease) in net assets resulting from operations		$8,343,185

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,030,006	$19,345,959
Net realized gain (loss)	799,727	1,130,185
Change in net unrealized appreciation (depreciation)	(10,486,548)	23,371,017
Net increase (decrease) in net assets resulting from operations	8,343,185	43,847,161
Distributions to shareholders from net investment income	(18,001,825)	(19,333,132)
Distributions to shareholders from net realized gain	(1,101,159)	(3,557,184)
Total distributions	(19,102,984)	(22,890,316)
Share transactions
Proceeds from sales of shares	50,452,523	58,486,526
Reinvestment of distributions	12,776,633	15,145,728
Cost of shares redeemed	(104,646,677)	(96,659,796)
Net increase (decrease) in net assets resulting from share transactions	(41,417,521)	(23,027,542)
Redemption fees	340	599
Total increase (decrease) in net assets	(52,176,980)	(2,070,098)
Net Assets
Beginning of period	597,835,570	599,905,668
End of period (including undistributed net investment income of $3,999 and distributions in excess of net investment income of $22,084, respectively)	$545,658,590	$597,835,570
Other Information
Shares
Sold	4,236,400	4,952,387
Issued in reinvestment of distributions	1,077,031	1,286,101
Redeemed	(8,848,256)	(8,230,797)
Net increase (decrease)	(3,534,825)	(1,992,309)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity New Jersey Municipal Income Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.00	$11.58	$12.49	$11.72	$11.54
Income from Investment Operations
Net investment income (loss)A	.373	.387	.397	.412	.445
Net realized and unrealized gain (loss)	(.189)	.489	(.884)	.769	.179
Total from investment operations	.184	.876	(.487)	1.181	.624
Distributions from net investment income	(.372)	(.386)	(.397)	(.411)	(.444)
Distributions from net realized gain	(.022)	(.070)	(.026)	–	–
Total distributions	(.394)	(.456)	(.423)	(.411)	(.444)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.79	$12.00	$11.58	$12.49	$11.72
Total ReturnC	1.56%	7.71%	(3.94)%	10.21%	5.57%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.47%	.47%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.47%	.47%	.48%
Expenses net of all reductions	.48%	.48%	.47%	.47%	.48%
Net investment income (loss)	3.15%	3.27%	3.32%	3.38%	3.88%
Supplemental Data
Net assets, end of period (000 omitted)	$545,659	$597,836	$599,906	$702,932	$608,376
Portfolio turnover rate	7%	12%	18%	11%	7%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® New Jersey Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 11/30/15	% of fund's investments 5/31/15	% of fund's investments 11/30/14
1 - 7	72.0	67.3	69.1
8 - 30	8.9	6.1	7.3
31 - 60	0.7	4.8	3.5
61 - 90	3.3	4.9	3.0
91 - 180	3.4	6.6	6.6
> 180	11.7	10.3	10.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Weighted Average Maturity

	11/30/15	5/31/15	11/30/14
Fidelity New Jersey Municipal Money Market Fund	41 Days	47 Days	43 Days
New Jersey Tax-Free Money Market Funds Average(a)	42 Days	49 Days	47 Days

 (a) Source: iMoneyNet, Inc.

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life

	11/30/15	5/31/15	11/30/14
Fidelity New Jersey Municipal Money Market Fund	43 Days	47 Days	43 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

Asset Allocation (% of fund's net assets)

As of November 30, 2015
Variable Rate Demand Notes (VRDNs)	55.1%
Other Municipal Debt	29.7%
Investment Companies	12.1%
Net Other Assets (Liabilities)	3.1%

As of May 31, 2015
Variable Rate Demand Notes (VRDNs)	54.6%
Other Municipal Debt	32.8%
Investment Companies	13.7%
Net Other Assets (Liabilities)*	(1.1)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	11/30/15	8/31/15	5/31/15	2/28/15	11/30/14
Fidelity® New Jersey Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending November 30, 2015, the most recent period shown in the table, would have been -0.42%.

Fidelity® New Jersey Municipal Money Market Fund

Investments November 30, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 55.1%
	Principal Amount	Value
Alabama - 0.2%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.36% 12/7/15, VRDN (a)(b)	$1,400,000	$1,400,000
Mobile Indl. Dev. Board Dock & Wharf Rev. (Holnam, Inc. Proj.) Series 1999 A, 0.02% 12/7/15, LOC Bayerische Landesbank Girozentrale, VRDN (b)	2,500,000	2,500,000
		3,900,000
Arkansas - 0.1%
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.12% 12/7/15, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,100,000	2,100,000
Delaware - 0.2%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.1% 12/1/15, VRDN (a)(b)	2,550,000	2,550,000
Series 1994, 0.1% 12/1/15, VRDN (a)(b)	1,200,000	1,200,000
		3,750,000
Delaware, New Jersey - 1.1%
Delaware River & Bay Auth. Rev. Series 2008, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	24,800,000	24,800,000
Georgia - 0.5%
Bartow County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Bowen Proj.) First Series 2009, 0.17% 12/7/15, VRDN (b)	7,500,000	7,500,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Eighth Series 1994, 0.2% 12/1/15, VRDN (b)	1,700,000	1,700,000
Second Series 1995, 0.22% 12/1/15, VRDN (b)	900,000	900,000
Series 2012, 0.27% 12/1/15, VRDN (a)(b)	1,000,000	1,000,000
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) First Series 2009, 0.27% 12/7/15, VRDN (b)	300,000	300,000
		11,400,000
Iowa - 1.1%
Iowa Fin. Auth. Rev. (Trinity Health Sys. Proj.) Series 2000 D, 0.01% 12/7/15, VRDN (b)	17,000,000	17,000,000
Iowa Fin. Auth. Solid Disp. Waste Rev. (MidAmerican Energy Proj.) Series 2008 A, 0.04% 12/7/15, VRDN (a)(b)	8,000,000	8,000,000
		25,000,000
Louisiana - 0.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.35% 12/7/15, VRDN (b)	1,000,000	1,000,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.36% 12/7/15, VRDN (a)(b)	1,400,000	1,400,000
New Jersey - 32.4%
Bergen County Impt. Auth. Multi-family Hsg. Rev. (Kentshire Apts. Proj.) Series 2001, 0.01% 12/7/15, LOC Fannie Mae, VRDN (a)(b)	21,000,000	21,000,000
Camden County Impt. Auth. Rev. (Parkview Redev. Hsg. Proj.) Series 2006, 0.01% 12/7/15, LOC Fannie Mae, VRDN (a)(b)	3,900,000	3,900,000
Essex County Impt. Auth. Multi-family Hsg. Rev. (Fern Sr. Hsg. Proj.) Series 2010, 0.01% 12/7/15, LOC Freddie Mac, VRDN (b)	4,000,000	4,000,000
Gloucester County Ind. Poll. Cont. Fing. Auth. Rev. (ExxonMobil Proj.) Series 2003, 0.01% 12/1/15, VRDN (b)	7,900,000	7,900,000
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled Govt. Ln. Prog.) Series 1986, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	25,500,000	25,500,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (Stolt Haven Perth Amboy Proj.) Series 1998 A, 0.01% 12/7/15, LOC Citibank NA, VRDN (b)	19,600,000	19,600,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. (South Jersey Gas Co. Proj.) Series 2006-1, 0.03% 12/7/15, LOC JPMorgan Chase Bank, VRDN (a)(b)	24,900,000	24,900,000
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Exxon Mobil Corp. Proj.) Series 1989, 0.01% 12/1/15, VRDN (b)	2,450,000	2,450,000
New Jersey Econ. Dev. Auth. Rev.:
(Applewood Estates Proj.) Series 2005 B, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	9,680,000	9,680,000
(Bayshore Health Ctr. Proj.) Series 1998 A, 0.01% 12/7/15, LOC JPMorgan Chase Bank, VRDN (b)	9,870,000	9,870,000
(Cooper Health Sys. Proj.) Series 2008 A, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	18,800,000	18,800,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC Proj.) Series 2003 A, 0.01% 12/7/15, LOC Royal Bank of Canada, VRDN (a)(b)	62,500,000	62,500,000
New Jersey Econ. Dev. Auth. Thermal Energy Facilities Rev. (Marina Energy LLC Proj.):
Series 2001 A, 0.04% 12/7/15, LOC JPMorgan Chase Bank, VRDN (a)(b)	10,000,000	10,000,000
Series 2006 A, 0.04% 12/7/15, LOC JPMorgan Chase Bank, VRDN (a)(b)	5,465,000	5,465,000
New Jersey Edl. Facilities Auth. Rev.:
(Seton Hall Univ. Proj.) Series 2008 D, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	25,650,000	25,650,000
Participating VRDN:
Series 15 XF0099, 0.02% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,335,000	4,335,000
Series 15 XF0149, 0.01% 12/7/15 (Liquidity Facility Bank of America NA) (b)(c)	2,670,000	2,670,000
New Jersey Envir. Infrastructure Trust Participating VRDN Series Putters 4729, 0.01% 12/7/15 (Liquidity Facility Bank of America NA) (b)(c)	2,015,000	2,015,000
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.):
Series 2008 B, 0.01% 12/7/15, LOC Bank of America NA, VRDN (b)	46,080,000	46,080,000
Series 2008 C, 0.01% 12/7/15, LOC JPMorgan Chase Bank, VRDN (b)	20,875,000	20,875,000
(Barnabas Health Proj.) Series 2011 B, 0.01% 12/7/15, LOC JPMorgan Chase Bank, VRDN (b)	34,910,000	34,910,000
(Meridian Health Sys. Proj.):
Series 2003 A, 0.01% 12/7/15, LOC JPMorgan Chase Bank, VRDN (b)	12,750,000	12,750,000
Series 2006 A4, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	4,690,000	4,690,000
Series 2006 A5, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	1,575,000	1,575,000
(Meridian Nursing and Rehab. at Red Bank, Inc. Proj.) Series 2004 A3, 0.02% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	9,200,000	9,200,000
(Robert Wood Johnson Univ. Hosp. Proj.):
Series 2003 A3, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	5,100,000	5,100,000
Series 2004, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	7,315,000	7,315,000
(South Jersey Hosp. Proj.) Series 2004 A4, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	900,000	900,000
(Southern Ocean County Hosp. Proj.) Series 2006, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	3,500,000	3,500,000
(Underwood-Memorial Hosp. Proj.) Series 2008, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	28,555,000	28,555,000
(Virtua Health Proj.):
Series 2003 A7, 0.02% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	2,300,000	2,300,000
Series 2004, 0.02% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	31,860,000	31,860,000
Series 2009 B, 0.01% 12/1/15, LOC JPMorgan Chase Bank, VRDN (b)	30,750,000	30,750,000
Series 2009 C, 0.01% 12/1/15, LOC JPMorgan Chase Bank, VRDN (b)	27,635,000	27,635,000
Series 2009 D, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	18,700,000	18,700,000
Series 2009 E, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	5,500,000	5,500,000
Series 2006 A6, 0.02% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	2,150,000	2,150,000
Series 2013 B, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	30,260,000	30,260,000
Series 2014 B, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	7,000,000	6,999,975
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev.:
Series 2006 A, 0.03% 12/7/15, LOC Bank of America NA, VRDN (a)(b)	3,900,000	3,900,000
Series 2008 B, 0.01% 12/7/15, LOC Bank of America NA, VRDN (b)	36,270,000	36,270,000
Series 2008 F, 0.02% 12/7/15, LOC Bank of America NA, VRDN (a)(b)	52,845,000	52,845,000
Series 2013 5, 0.01% 12/7/15, LOC Citibank NA, VRDN (a)(b)	17,645,000	17,645,000
Series 2015 F, 0.03% 12/7/15, LOC Bank of America NA, VRDN (a)(b)	2,505,000	2,505,000
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.):
Series 2003 B1, 0.13% 12/7/15, VRDN (b)	1,300,000	1,300,000
Series 2012 A, 0.13% 12/7/15, VRDN (a)(b)	10,700,000	10,700,000
Union County Poll. Cont. Fing. Auth. Poll. Cont. Rev. (Exxon Mobil Proj.) Series 1994, 0.01% 12/1/15, VRDN (b)	5,575,000	5,575,000
Union County Utils. Resources Auth. Participating VRDN Series RBC O 7, 0.03% 12/7/15 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)	13,140,000	13,140,000
Vineland Gen. Oblig. 0.05% 12/7/15, LOC Wells Fargo Bank NA, VRDN (a)(b)	21,155,000	21,155,000
		756,874,975
Pennsylvania, New Jersey - 10.8%
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
Series 2008 A, 0.01% 12/7/15, LOC Bank of America NA, VRDN (b)	46,950,000	46,950,000
Series 2008 B, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	51,170,000	51,170,000
Series 2010 A, 0.01% 12/7/15, LOC Royal Bank of Canada, VRDN (b)	43,745,000	43,745,000
Series 2010 B, 0.01% 12/7/15, LOC Barclays Bank PLC, VRDN (b)	102,040,000	102,040,000
Series 2010 C, 0.01% 12/7/15, LOC Bank of New York, New York, VRDN (b)	9,950,000	9,950,000
		253,855,000
New York - 0.2%
New York Hsg. Fin. Agcy. Rev. (101 West End Hsg. Proj.) Series 1998 A, 0.01% 12/7/15, LOC Fannie Mae, VRDN (a)(b)	4,600,000	4,600,000
New York And New Jersey - 7.4%
Port Auth. of New York & New Jersey:
Participating VRDN:
Series 15 ZF0203, 0.04% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(c)	1,675,000	1,675,000
Series BC 11 17B, 0.02% 12/7/15 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	7,610,000	7,610,000
Series EGL 06 107 Class A, 0.04% 12/7/15 (Liquidity Facility Citibank NA) (a)(b)(c)	33,200,000	33,200,000
Series MS 3321, 0.01% 12/7/15 (Liquidity Facility Cr. Suisse AG) (a)(b)(c)	4,170,000	4,170,000
Series Putters 1546, 0.02% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	13,825,000	13,825,000
Series Putters 2945, 0.04% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(c)	1,670,000	1,670,000
Series Putters 3162, 0.04% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(c)	22,605,000	22,605,000
Series Putters 3172, 0.04% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(c)	13,505,000	13,505,000
Series Putters 4001 Z, 0.04% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(c)	7,155,000	7,155,000
Series Putters 4129, 0.04% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(c)	6,170,000	6,170,000
Series RBC O 19, 0.03% 12/7/15 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)	3,470,000	3,470,000
Series ROC 14086, 0.04% 12/7/15 (Liquidity Facility Citibank NA) (a)(b)(c)	2,160,000	2,160,000
Series ROC II R 14077, 0.02% 12/7/15 (Liquidity Facility Citibank NA) (b)(c)	2,585,000	2,585,000
Series ROC II R 664, 0.02% 12/7/15 (Liquidity Facility Citibank NA) (b)(c)	4,885,000	4,885,000
Series TD 0013, 0.03% 12/7/15 (Liquidity Facility Toronto-Dominion Bank) (a)(b)(c)	2,375,000	2,375,000
Series 1991 1, 0.09% 12/30/15, VRDN (a)(b)(e)	8,800,000	8,800,000
Series 1991 3, 0.09% 12/30/15, VRDN (a)(b)(e)	9,800,000	9,800,000
Series 1992 1, 0.06% 12/30/15, VRDN (b)(e)	6,800,000	6,800,000
Series 1995 3, 0.09% 12/30/15, VRDN (a)(b)(e)	9,400,000	9,400,000
Series 1995 4, 0.09% 12/30/15, VRDN (a)(b)(e)	10,500,000	10,500,000
Series 1997 2, 0.06% 12/30/15, VRDN (b)(e)	2,000,000	2,000,000
		174,360,000
North Carolina - 0.1%
Parson County Indl. Facilities and Poll. Cont. Fing. Auth. (CertainTeed Gypsum NC, Inc. Proj.) Series 2010, 0.01% 12/7/15, LOC Cr. Industriel et Commercial, VRDN (b)	2,600,000	2,600,000
South Carolina - 0.0%
Oconee County Poll. Cont. Rev. (Duke Energy Corp. Proj.) Series 1999 A, 0.02% 12/1/15, VRDN (b)	1,000,000	1,000,000
Tennessee - 0.3%
Henderson TN IDB Rev. (Arvin Sango, Inc. Proj.) Series 2012, 0.05% 12/7/15, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (a)(b)	5,000,000	5,000,000
Montgomery County Pub. Bldg. Auth. Pooled Fing. Rev. (Tennessee County Ln. Pool Prog.) Series 2002, 0.01% 12/1/15, LOC Bank of America NA, VRDN (b)	1,220,000	1,220,000
		6,220,000
Texas - 0.5%
Gulf Coast Waste Disp. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 0.02% 12/7/15, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,100,000	1,100,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.18% 12/1/15, VRDN (b)	1,700,000	1,700,000
Series 2004, 0.22% 12/7/15, VRDN (a)(b)	800,000	800,000
Series 2009 C, 0.18% 12/1/15, VRDN (b)	3,400,000	3,400,000
Series 2010 C, 0.18% 12/1/15, VRDN (b)	5,800,000	5,800,000
		12,800,000
Wyoming - 0.1%
Lincoln County Envir. (PacifiCorp Proj.) Series 1995, 0.19% 12/7/15, VRDN (a)(b)	1,650,000	1,650,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $1,287,309,975)		1,287,309,975

Other Municipal Debt - 29.7%
Georgia - 0.4%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, 0.07%, tender 2/1/16 (Liquidity Facility Royal Bank of Canada) (b)	8,800,000	8,800,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 0.25% tender 12/3/15, CP mode	900,000	900,000
Massachusetts - 0.2%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992, 0.4% tender 12/18/15, CP mode	2,450,000	2,450,000
Series 1993 B, 0.48% tender 12/23/15, CP mode	900,000	900,000
		3,350,000
New Hampshire - 0.3%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1990 A, 0.45% tender 12/15/15, CP mode (a)	1,600,000	1,600,000
Series 1990 A1:
0.5% tender 12/28/15, CP mode (a)	1,900,000	1,900,000
0.5% tender 12/31/15, CP mode (a)	1,800,000	1,800,000
Series 1990 B, 0.48% tender 12/17/15, CP mode	1,400,000	1,400,000
		6,700,000
New Jersey - 22.6%
Avalon Borough Gen. Oblig. BAN 1.5% 2/24/16	5,200,000	5,213,406
Borough of Woodland Park BAN 1.5% 6/3/16	6,789,027	6,823,842
Clark Township Gen. Oblig. BAN 1.25% 3/18/16	9,438,000	9,465,200
Cranford Township Gen. Oblig. BAN 1.25% 1/29/16	8,400,000	8,413,670
Denville Township BAN 2% 10/12/16	7,200,000	7,297,117
East Hanover Township BAN:
2% 8/19/16	7,503,950	7,582,484
2% 8/19/16	2,101,500	2,120,377
Edgewater Gen. Oblig. BAN Series 2015, 2% 7/22/16	13,438,000	13,577,478
Englewood Gen. Oblig. Bonds 1.25% 12/17/15	1,740,000	1,740,720
Essex County Gen. Oblig. Bonds:
2% 9/1/16	1,610,000	1,629,886
2% 9/1/16	1,400,000	1,417,292
Hoboken Gen. Oblig. BAN Series 2015 A:
1.5% 3/16/16	45,372,943	45,550,039
1.5% 3/16/16	2,440,000	2,448,879
Jefferson Township Gen. Oblig. BAN 2% 6/24/16	6,485,997	6,543,056
Mercer County Gen. Oblig. BAN Series 2015 A, 1.25% 2/11/16	62,500,000	62,637,843
Middlesex County Gen. Oblig.:
BAN 1.25% 6/3/16	12,300,000	12,360,410
Bonds Series 2013, 2% 1/15/16	2,660,000	2,666,238
Millburn Township Gen. Oblig. BAN 1.25% 2/5/16	7,291,171	7,303,915
Monroe Township Middlesex County Gen. Oblig.:
BAN 2% 8/5/16	6,500,000	6,571,944
Bonds Series 2015, 3% 8/1/16	1,130,000	1,149,369
Montclair Township Gen. Oblig. BAN:
2% 11/4/16	20,109,000	20,383,172
2% 11/4/16	2,855,000	2,893,926
Morris Plains BAN 2% 7/1/16	7,400,000	7,463,393
New Jersey Econ. Dev. Auth. Rev. Bonds:
Series 2004, 5.5% 6/15/16 (Escrowed to Maturity)	400,000	410,913
Series 2005 K:
5.25% 12/15/15 (Pre-Refunded to 12/15/15 @ 100)	3,370,000	3,376,556
5.25% 12/15/15 (Pre-Refunded to 12/15/15 @ 100)	5,015,000	5,024,830
Series 2012 II, 5% 3/1/16 (Escrowed to Maturity)	2,215,000	2,242,121
New Jersey Edl. Facilities Auth. Rev. Series 1997 A, 0.01% 12/3/15, CP	11,400,000	11,400,000
New Jersey Envir. Infrastructure Trust Bonds Series 2015 BR2, 3% 9/1/16 (a)	750,000	764,416
North Brunswick Township Gen. Oblig. BAN Series 2015 A, 2% 7/29/16	23,600,000	23,853,838
North Wildwood Gen. Oblig. BAN 2% 8/25/16	8,400,000	8,474,425
Parsippany Troy Hills Township Gen. Oblig. BAN Series 2015, 2% 9/23/16	23,100,000	23,413,901
Passaic County Gen. Oblig.:
BAN Series 2014 A, 1.25% 12/15/15	50,000,000	50,020,481
Bonds Series 2012, 3% 8/15/16	1,000,000	1,018,698
RBC Muni. Products, Inc. Trust Bonds Series RBC E 61, 0.1%, tender 4/1/16 (Liquidity Facility Royal Bank of Canada New York Branch)(b)(c)(e)	31,595,000	31,595,000
Ridgewood Gen. Oblig. BAN 2% 6/17/16	7,930,350	8,000,331
Scotch Plains Township BAN 1.25% 1/15/16	4,142,985	4,148,025
Sparta Township Gen. Oblig. BAN Series 2015 A, 1.5% 10/28/16	4,963,700	5,003,973
Springfield Township Gen. Oblig. BAN:
2% 7/22/16	7,087,600	7,155,671
2% 8/5/16	7,800,000	7,875,144
Township of Bridgewater BAN 2% 8/17/16	17,000,000	17,183,824
Township of Lawrence BAN 2% 7/22/16	8,400,000	8,483,902
Union County Gen. Oblig. BAN 2% 6/24/16	42,900,000	43,301,627
Vernon Township Gen. Oblig. BAN 1.5% 3/25/16	7,200,000	7,225,452
Verona Township Gen. Oblig. BAN 2% 7/22/16	8,671,400	8,759,180
Washington Township Gloucester County Gen. Oblig. BAN Series 2015 A, 1.5% 4/27/16	6,520,200	6,550,392
		528,536,356
New York And New Jersey - 6.1%
Port Auth. of New York & New Jersey:
Bonds:
3% 5/1/16 (a)	2,900,000	2,932,695
4% 12/1/15 (a)	6,240,000	6,240,000
4% 12/1/15	1,250,000	1,250,000
5% 9/1/16 (a)	3,295,000	3,409,652
Series A:
0.02% 12/18/15, CP (a)	6,325,000	6,325,000
0.02% 12/18/15, CP	2,500,000	2,500,000
0.03% 12/1/15, CP (a)	5,605,000	5,605,000
0.03% 12/4/15, CP (a)	16,000,000	16,000,000
0.03% 12/7/15, CP (a)	3,305,000	3,305,000
0.04% 12/10/15, CP (a)	2,835,000	2,835,000
0.07% 12/17/15, CP (a)	6,000,000	6,000,000
0.07% 12/21/15, CP (a)	14,000,000	14,000,000
0.08% 12/3/15, CP (a)	22,965,000	22,965,000
0.08% 12/10/15, CP (a)	15,020,000	15,020,000
0.08% 12/16/15, CP (a)	6,120,000	6,120,000
Series B:
0.02% 12/21/15, CP	6,400,000	6,400,000
0.04% 12/28/15, CP	1,900,000	1,900,000
0.06% 12/16/15, CP	17,760,000	17,760,000
0.08% 12/8/15, CP	2,900,000	2,900,000
		143,467,347
Virginia - 0.0%
Prince William County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1986, 0.4% tender 12/17/15, CP mode	400,000	400,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1996, 0.45% tender 12/18/15, CP mode (a)	1,100,000	1,100,000
Grant County Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1986, 0.45% tender 12/17/15, CP mode (a)	1,700,000	1,700,000
		2,800,000
TOTAL OTHER MUNICIPAL DEBT
(Cost $694,953,703)		694,953,703
	Shares	Value

Investment Company - 12.1%
Fidelity Municipal Cash Central Fund, 0.02% (f)(g)
(Cost $282,927,000)	282,927,000	282,927,000
TOTAL INVESTMENT PORTFOLIO - 96.9%
(Cost $2,265,190,678)		2,265,190,678
NET OTHER ASSETS (LIABILITIES) - 3.1%		73,460,089
NET ASSETS - 100%		$2,338,650,767

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,610,000 or 0.3% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $78,895,000 or 3.4% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Port Auth. of New York & New Jersey Series 1991 1, 0.09% 12/30/15, VRDN	6/18/91	$8,800,000
Port Auth. of New York & New Jersey Series 1991 3, 0.09% 12/30/15, VRDN	12/3/03	$9,800,000
Port Auth. of New York & New Jersey Series 1992 1, 0.06% 12/30/15, VRDN	2/14/92	$6,800,000
Port Auth. of New York & New Jersey Series 1995 3, 0.09% 12/30/15, VRDN	9/15/95	$9,400,000
Port Auth. of New York & New Jersey Series 1995 4, 0.09% 12/30/15, VRDN	8/9/02	$10,500,000
Port Auth. of New York & New Jersey Series 1997 2, 0.06% 12/30/15, VRDN	10/26/12 - 11/8/13	$2,000,000
RBC Muni. Products, Inc. Trust Bonds Series RBC E 61, 0.1%, tender 12/3/15 (Liquidity Facility Royal Bank of Canada New York Branch)	7/2/15	$31,595,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$111,783
Total	$111,783

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,982,263,678)	$1,982,263,678
Fidelity Central Funds (cost $282,927,000)	282,927,000
Total Investments (cost $2,265,190,678)		$2,265,190,678
Cash		69,297,565
Receivable for securities sold on a delayed delivery basis		5,005,000
Receivable for fund shares sold		13,075,389
Interest receivable		4,314,739
Distributions receivable from Fidelity Central Funds		4,805
Prepaid expenses		5,913
Other receivables		15,232
Total assets		2,356,909,321
Liabilities
Payable for fund shares redeemed	$17,843,453
Distributions payable	908
Accrued management fee	128,046
Other affiliated payables	18,917
Other payables and accrued expenses	267,230
Total liabilities		18,258,554
Net Assets		$2,338,650,767
Net Assets consist of:
Paid in capital		$2,338,612,689
Accumulated undistributed net realized gain (loss) on investments		38,078
Net Assets, for 2,336,856,841 shares outstanding		$2,338,650,767
Net Asset Value, offering price and redemption price per share ($2,338,650,767 ÷ 2,336,856,841 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Interest		$1,967,183
Income from Fidelity Central Funds		111,783
Total income		2,078,966
Expenses
Management fee	$8,596,523
Transfer agent fees	3,053,354
Accounting fees and expenses	225,052
Custodian fees and expenses	21,064
Independent trustees' compensation	10,101
Registration fees	34,397
Audit	41,650
Legal	10,507
Miscellaneous	254,393
Total expenses before reductions	12,247,041
Expense reductions	(10,406,318)	1,840,723
Net investment income (loss)		238,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,494
Total net realized gain (loss)		36,494
Net increase in net assets resulting from operations		$274,737

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$238,243	$244,495
Net realized gain (loss)	36,494	93,536
Net increase in net assets resulting from operations	274,737	338,031
Distributions to shareholders from net investment income	(238,191)	(244,316)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	5,014,620,752	5,437,782,895
Reinvestment of distributions	227,586	235,185
Cost of shares redeemed	(5,034,004,487)	(5,541,678,037)
Net increase (decrease) in net assets and shares resulting from share transactions	(19,156,149)	(103,659,957)
Total increase (decrease) in net assets	(19,119,603)	(103,566,242)
Net Assets
Beginning of period	2,357,770,370	2,461,336,612
End of period	$2,338,650,767	$2,357,770,370

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity New Jersey Municipal Money Market Fund

		November 30,
Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)A	–	–	–	–	–
Distributions from net investment incomeA	–	–	–	–	–
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.01%	.01%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.51%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.08%	.09%	.15%	.22%	.25%
Expenses net of all reductions	.08%	.09%	.15%	.22%	.25%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,338,651	$2,357,770	$2,461,337	$2,254,923	$2,137,301

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity New Jersey Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity New Jersey Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Court Street Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. Each Fund may be affected by economic and political developments in the state of New Jersey.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Money Market Fund incurred a corporate tax liability on undistributed long-term capital gain which is included in Miscellaneous expense on the Statement of Operations. As of November 30, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity New Jersey Municipal Income Fund	$514,555,351	$26,302,840	$(4,088,430)	$22,214,410
Fidelity New Jersey Municipal Money Market Fund	2,265,190,678	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity New Jersey Municipal Income Fund	$18,330	$106,775	$604,414	$22,214,410
Fidelity New Jersey Municipal Money Market Fund	34,423	–	4,046	–

The tax character of distributions paid was as follows:

November 30, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$18,001,825	$1,101,159	$19,102,984
Fidelity New Jersey Municipal Money Market Fund	238,191	–	238,191

November 30, 2014
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$19,333,132	$3,557,184	$22,890,316
Fidelity New Jersey Municipal Money Market Fund	244,316	–	244,316

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $40,149,674 and $67,630,634, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Fidelity New Jersey Municipal Income Fund	.25%	.11%	.36%
Fidelity New Jersey Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity New Jersey Municipal Income Fund	.07%
Fidelity New Jersey Municipal Money Market Fund	.13%

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Funds. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Funds.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity New Jersey Municipal Income Fund	$843

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $10,372,468.

Through arrangements with each Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Fidelity New Jersey Municipal Income Fund	$5,260	$–
Fidelity New Jersey Municipal Money Market Fund	19,222	4,917

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Fidelity New Jersey Municipal Income Fund	$ 1,267
Fidelity New Jersey Municipal Money Market Fund	9,711

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity New Jersey Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2015 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity New Jersey Municipal Income Fund's and Fidelity New Jersey Municipal Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 234 funds. Ms. Acton and Mr. Engler each oversees 226 funds. Mr. von Kuhn oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2015

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2015

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Member of the Advisory Board

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Member of the Advisory Board

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Fidelity New Jersey Municipal Income Fund	.47%
Actual		$1,000.00	$1,022.10	$2.38
Hypothetical-C		$1,000.00	$1,022.71	$2.38
Fidelity New Jersey Municipal Money Market Fund	.08%
Actual		$1,000.00	$1,000.10	$.40
Hypothetical-C		$1,000.00	$1,024.67	$.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity New Jersey Municipal Income Fund	12/21/15	12/18/15	$0.000	$0.017
Fidelity New Jersey Municipal Money Market Fund	12/21/15	12/18/15	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity New Jersey Municipal Income Fund	$678,072
Fidelity New Jersey Municipal Money Market Fund	$28,074

During fiscal year ended 2015, 100% of each fund's income dividends were free from federal income tax, and 4.02% and 22.42% of Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market Fund 's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Jersey Municipal Income Fund / Fidelity New Jersey Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance (for Fidelity New Jersey Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for  Fidelity New Jersey Municipal Money Market Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity New Jersey Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity New Jersey Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2014. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity New Jersey Municipal Money Market Fund, and also noted that Fidelity may recover a portion of waived fees under certain circumstances.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® New Jersey Municipal Income Fund's shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# ofVotes	% ofVotes
Elizabeth S. Acton
Affirmative	401,333,322.68	96.676
Withheld	13,801,327.13	3.324
TOTAL	415,134,649.81	100.000
John Engler
Affirmative	400,615,233.96	96.503
Withheld	14,519,415.85	3.497
TOTAL	415,134,649.81	100.000
Albert R. Gamper, Jr.
Affirmative	400,031,153.48	96.362
Withheld	15,103,496.33	3.638
TOTAL	415,134,649.81	100.000
Robert F. Gartland
Affirmative	400,959,368.87	96.586
Withheld	14,175,280.94	3.414
TOTAL	415,134,649.81	100.000
Abigail P. Johnson
Affirmative	400,440,510.89	96.461
Withheld	14,694,138.92	3.539
TOTAL	415,134,649.81	100.000
Arthur E. Johnson
Affirmative	400,644,809.40	96.510
Withheld	14,489,840.41	3.490
TOTAL	415,134,649.81	100.000
Michael E. Kenneally
Affirmative	400,875,566.40	96.566
Withheld	14,259,083.41	3.434
TOTAL	415,134,649.81	100.000
James H. Keyes
Affirmative	400,367,645.99	96.443
Withheld	14,767,003.82	3.557
TOTAL	415,134,649.81	100.000
Marie L. Knowles
Affirmative	400,425,081.75	96.457
Withheld	14,709,568.06	3.543
TOTAL	415,134,649.81	100.000
Geoffrey A. von Kuhn
Affirmative	401,128,764.85	96.627
Withheld	14,005,884.96	3.373
TOTAL	415,134,649.81	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

NJN-ANN-0116
1.539150.118

Fidelity® Connecticut Municipal Income Fund and Fidelity® Connecticut Municipal Money Market Fund Annual Report November 30, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Connecticut Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Connecticut Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Connecticut Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Connecticut Municipal Income Fund	3.10%	4.16%	4.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Connecticut Municipal Income Fund on November 30, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Period Ending Values
$15,209	Fidelity® Connecticut Municipal Income Fund
$15,877	Barclays® Municipal Bond Index

Fidelity® Connecticut Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for the 12 months ending November 30, 2015, driven by improving credit fundamentals and continued demand for high-quality, tax-exempt income, despite increased supply due to refinancing activity. The Barclays® Municipal Bond Index advanced 3.10%. Performance was strong early in the period, when many issuers exercised a level of fiscal conservatism, limiting supply. The muni market faced a difficult stretch between April and June, when the focus of the market shifted to the budget difficulties of a handful of high-profile issuers, including New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. But the market recouped those losses over the final months of the period as supply moderated. The tax advantages of munis continued to appeal to investors, in light of higher federal income-tax rates for top earners, as well as the 3.8% Medicare tax on non-municipal investment income, that took effect in 2013. At period end, investors continue to watch the flow of U.S. economic data, especially strong reports for the job and housing markets, each of which has meaningfully increased market expectations for a policy interest-rate increase in December.

Comments from Portfolio Manager Mark Sommer:  For the year, the fund posted a low single-digit gain, roughly in line with the 3.13% return of the Barclays® Connecticut 4+ Year Enhanced Municipal Bond Index. I sought to generate attractive tax-exempt income and competitive risk-adjusted returns, including both price appreciation and income, over time. The fund’s underweighting in general obligation bonds (GOs) issued by the state helped bolster its performance versus the benchmark. These securities turned in below-average performance due to investors’ concerns about Connecticut's pension-funding struggles and revenue weakness. Furthermore, an abundant supply of these bonds further weighed on their prices. My decision to overweight the health care sector was rewarded. Investors sought bonds with relatively higher yields over the past year. This “yield grab”, as well as anticipation of hospital consolidation trends, bolstered the sector, benefiting the fund. The fund’s overweighting in A-rated and BBB-rated securities also aided relative performance, amid strong investor demand for higher-yielding securities. Detracting from the fund’s performance versus the benchmark was an underweighting in bonds issued by universities. The bonds of many lower-rated investment-grade universities posted comparatively good results this period, also helped by strong demand for higher-yielding bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Connecticut Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of November 30, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	43.9	43.5
Water & Sewer	16.1	16.6
Health Care	15.2	14.3
Special Tax	11.0	11.6
Education	7.4	7.3

Weighted Average Maturity as of November 30, 2015

6 months ago
Years	6.0	6.0

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of November 30, 2015

6 months ago
Years	6.5	6.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of November 30, 2015
AAA	4.9%
AA,A	88.3%
BBB	3.5%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	2.2%

As of May 31, 2015
AAA	4.9%
AA,A	87.9%
BBB	3.5%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Connecticut Municipal Income Fund

Investments November 30, 2015

Showing Percentage of Net Assets

Municipal Bonds - 97.8%
	Principal Amount	Value
Connecticut - 96.8%
Bethany, Orange and Woodbridge Reg'l. School District #5:
4.5% 8/15/20	$1,315,000	$1,398,134
4.5% 8/15/21	1,225,000	1,303,951
4.5% 8/15/22	1,325,000	1,410,622
Bridgeport Gen. Oblig. Series 2012 A:
5% 2/15/23	3,510,000	4,061,175
5% 2/15/24	2,490,000	2,871,667
5% 2/15/32	5,000,000	5,511,150
Connecticut Dev. Auth. Wtr. Facilities Rev. (Aquatron Wtr. Corp., Proj.) Series 2006, 4.7% 7/1/36 (XL Cap. Assurance, Inc. Insured) (a)	5,000,000	5,000,950
Connecticut Gen. Oblig.:
Series 2006 D, 5% 11/1/24	7,980,000	8,294,811
Series 2008 A, 5% 4/15/27	5,000,000	5,435,850
Series 2008 B, 5% 4/15/28	4,000,000	4,340,840
Series 2011 D, 5% 11/1/25	10,000,000	11,682,700
Series 2012 B, 5% 4/15/25	7,460,000	8,771,916
Series 2012 D:
5% 9/15/31	3,250,000	3,749,558
5% 9/15/32	4,860,000	5,587,396
Series 2012 G, 5% 10/15/30	4,275,000	4,962,933
Series 2013 A:
5% 3/1/27	11,480,000	13,395,323
5% 10/15/27	1,000,000	1,179,070
Series 2014 G, 5% 11/15/28	7,000,000	8,260,210
Series 2015 B:
5% 6/15/27	4,825,000	5,734,368
5% 6/15/32	5,500,000	6,371,530
Series 2015 F, 5% 11/15/31 (b)	4,000,000	4,657,520
Connecticut Health & Edl. Facilities Auth. Rev.:
(Fairfield Univ. Proj.):
Series 2008 N, 5% 7/1/21	3,000,000	3,290,100
Series M, 5% 7/1/34	1,000,000	1,079,970
Series O, 5% 7/1/40	2,000,000	2,171,640
(Hosp. for Spl. Care Proj.) Series C, 5.25% 7/1/19 (Radian Asset Assurance, Inc. Insured)	1,170,000	1,245,161
(Loomis Chaffee School Proj.) Series G, 5% 7/1/38	3,000,000	3,203,100
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity)	1,215,000	1,368,163
(Quinnipiac Univ. Proj.) Series K1, 5% 7/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,182,700
(Sacred Heart Univ. Proj.) Series G:
5% 7/1/17	1,000,000	1,053,390
5% 7/1/18	1,000,000	1,079,190
(Stamford Hosp. Proj.) Series I, 5% 7/1/30	12,640,000	13,987,045
(Wesleyan Univ. Proj.) Series G:
5% 7/1/29	3,000,000	3,444,180
5% 7/1/30	2,000,000	2,288,520
Series 2011 M, 5.375% 7/1/41	5,485,000	5,949,799
Series 2013 N:
5% 7/1/24	400,000	476,236
5% 7/1/25	300,000	353,517
Series 2014 E:
5% 7/1/28	3,260,000	3,798,063
5% 7/1/29	3,840,000	4,442,112
Series A:
5% 7/1/20	4,855,000	5,573,831
5% 7/1/21	800,000	933,880
5% 7/1/41	3,000,000	3,224,580
Series C:
5% 7/1/20	465,000	528,347
5% 7/1/22	425,000	494,670
5% 7/1/24	1,000,000	1,168,580
Series D:
5% 7/1/21	2,975,000	3,430,205
5% 7/1/23	3,335,000	3,948,740
Series E, 5% 7/1/42	2,000,000	2,195,720
Series F:
5% 7/1/22	1,785,000	2,053,053
5% 7/1/45	2,500,000	2,751,550
Series G, 5% 7/1/39	1,000,000	1,104,290
Series H, 5% 7/1/23 (FSA Insured)	2,290,000	2,608,402
Series H1, 5% 7/1/41	1,250,000	1,337,688
Series J:
5% 11/1/24	1,390,000	1,627,287
5% 11/1/25	1,465,000	1,715,090
Series L:
5% 7/1/26	1,000,000	1,176,330
5% 7/1/27	2,000,000	2,338,060
Series N:
5% 7/1/20	1,250,000	1,435,075
5% 7/1/21	610,000	712,791
5% 7/1/21	1,940,000	2,234,628
5% 7/1/22	2,035,000	2,346,375
5% 7/1/23	1,500,000	1,724,400
5% 7/1/27	1,000,000	1,155,980
5% 7/1/28	2,250,000	2,586,218
5.75% 7/1/33	45,000	49,781
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	3,520,000	3,728,490
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev.:
Series 2012 A:
5% 1/1/23	1,380,000	1,609,784
5% 1/1/25	875,000	1,014,195
Series 2013 A:
5% 1/1/26	1,180,000	1,379,432
5% 1/1/28	1,000,000	1,157,720
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2011 A, 5% 12/1/25	5,000,000	5,865,000
Series 2012 A:
5% 1/1/24	2,855,000	3,392,711
5% 1/1/25	4,000,000	4,718,800
5% 1/1/26	10,000,000	11,704,300
5% 1/1/28	1,000,000	1,157,020
5% 1/1/31	5,000,000	5,691,400
Series 2014 B, 5% 9/1/23	5,420,000	6,542,157
Series 2015 A, 5% 8/1/34	6,000,000	6,966,960
Connecticut State Revolving Fund Gen. Rev. Series 2009 A:
5% 6/1/23	1,750,000	1,982,050
5% 6/1/25	3,710,000	4,199,238
Danbury Gen. Oblig. Series 2011:
5% 7/15/22	1,000,000	1,178,390
5% 7/15/23	1,300,000	1,525,810
5% 7/15/24	410,000	481,217
5% 7/15/25	350,000	410,795
East Lyme Gen. Oblig. Series 2010:
4% 7/15/21	360,000	399,146
4% 7/15/22	325,000	359,574
Greater New Haven Wtr. Poll. Cont. Auth. Reg'l. Wastewtr. Sys. Rev.:
Series 2005 A, 5% 8/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000	10,028
Series 2008 A, 5% 11/15/37 (FSA Insured)	1,000,000	1,083,420
Series 2014 B:
5% 8/15/25	450,000	535,905
5% 8/15/26	700,000	827,043
5% 8/15/27	750,000	881,018
5% 8/15/28	1,000,000	1,167,950
Groton Gen. Oblig. Series 2014 A:
4% 10/1/22	410,000	453,800
5% 10/1/23	295,000	348,047
5% 10/1/24	335,000	398,627
Hartford County Metropolitan District (Connecticut Clean Wtr. Proj.):
Series 2013 A, 5% 4/1/32	5,550,000	6,294,644
Series 2014 A:
5% 11/1/28	1,000,000	1,202,120
5% 11/1/29	1,850,000	2,210,843
5% 11/1/30	2,480,000	2,946,314
5% 11/1/31	2,905,000	3,436,034
5% 11/1/42	3,500,000	4,017,160
Hartford Gen. Oblig.:
Series 2012 A:
5% 4/1/20 (Escrowed to Maturity)	1,000,000	1,157,030
5% 4/1/21 (FSA Insured)	2,000,000	2,297,380
5% 4/1/22 (FSA Insured)	1,000,000	1,157,490
5% 4/1/24	2,500,000	2,874,650
Series 2013 A, 5% 4/1/27	1,645,000	1,871,517
Series 2014 C:
5% 8/15/23 (Build America Mutual Assurance Insured)	3,670,000	4,311,700
5% 8/15/24 (Build America Mutual Assurance Insured)	1,835,000	2,169,594
Series 2015 A:
5% 7/1/28 (FSA Insured)	1,000,000	1,166,310
5% 7/1/29 (FSA Insured)	1,000,000	1,157,280
Naugatuck Ctfs. of Prtn. (Naugatuck Incineration Facilities Proj.) Series 2014 A:
5% 6/15/20 (a)	1,585,000	1,767,497
5% 6/15/22 (a)	1,000,000	1,133,700
Naugatuck Gen. Oblig. 5.875% 2/15/21 (AMBAC Insured)	1,320,000	1,474,084
New Britain Gen. Oblig. Series 2015 A:
5% 3/1/26	1,530,000	1,768,695
5% 3/1/27	1,605,000	1,845,622
5% 3/1/29	1,770,000	2,007,977
5% 3/1/30	1,860,000	2,099,010
5% 3/1/31	1,955,000	2,197,948
New Haven Gen. Oblig.:
Series 2002 C, 5.125% 11/1/16 (Escrowed to Maturity)	30,000	30,317
Series 2009 A:
5% 3/1/20 (Assured Guaranty Corp. Insured)	1,000,000	1,109,070
5% 3/1/25 (Assured Guaranty Corp. Insured)	2,000,000	2,221,500
Series 2012 A:
4% 11/1/22 (FSA Insured)	2,185,000	2,412,240
5% 11/1/17	1,900,000	2,038,985
5% 11/1/18	2,005,000	2,208,367
Series B, 5% 8/1/21 (FSA Insured)	2,225,000	2,574,080
5% 9/1/29 (FSA Insured)	2,655,000	3,066,684
5% 9/1/31 (FSA Insured)	1,430,000	1,633,661
5.25% 3/1/19	650,000	727,773
Norwalk Gen. Oblig.:
Series 2010 B:
5% 7/1/23	975,000	1,133,399
5% 7/1/26	625,000	725,025
Series 2011 A:
4% 7/1/22	1,000,000	1,122,460
4% 7/1/23	1,000,000	1,101,720
4% 7/1/24	1,000,000	1,093,980
Plainville Gen. Oblig. Series 2010 A:
4% 7/15/21	600,000	660,174
4% 7/15/22	600,000	655,986
4% 7/15/23	600,000	654,318
Reg'l. School District #15 4% 7/1/22	1,520,000	1,672,623
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev.:
Eighteenth Series B:
5.25% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,623,150
5.25% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,510,000	1,632,159
Eighth Series A, 5% 8/1/33	1,110,000	1,251,669
Series 2013 A, 5% 8/1/43	2,000,000	2,208,040
Series 29:
5% 8/1/25 (FSA Insured)	500,000	591,615
5% 8/1/26 (FSA Insured)	1,250,000	1,470,425
Series 30 B:
5% 8/1/30	1,150,000	1,340,452
5% 8/1/31	2,630,000	3,052,404
Twentieth Series A, 5.25% 8/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,020,000	1,156,915
Twenty-Second Series, 5% 8/1/38 (FSA Insured)	20,000,000	21,439,191
Twenty-Seventh Series, 5% 8/1/30	4,355,000	4,939,049
Stamford Gen. Oblig. Series 2011, 4% 7/1/23	1,045,000	1,157,108
Stratford Gen. Oblig. Series 2014:
5% 12/15/24	500,000	591,835
5% 12/15/25	500,000	587,555
Trumbull Gen. Oblig. Series 2009:
4% 9/15/20	525,000	576,954
4% 9/15/21	500,000	546,380
Univ. of Connecticut Gen. Oblig. Series 2011 A, 5% 2/15/27	3,000,000	3,432,720
Univ. of Connecticut Rev. Series 2012 A, 5% 11/15/23	2,700,000	3,219,237
Vernon Gen. Oblig. Series 2012:
4% 8/1/20	1,135,000	1,260,100
4% 8/1/22	1,000,000	1,102,160
Waterbury Series 2007, 4.5% 4/1/22 (AMBAC Insured)	3,510,000	3,997,715
West Hartford Gen. Oblig. Series 2010 A:
5% 7/1/21	1,000,000	1,164,390
5% 7/1/22	1,210,000	1,411,852
Westport Gen. Oblig.:
Series 2009 A, 4% 2/1/22	800,000	865,896
Series 2009, 5% 2/1/21	480,000	537,994
Series 2010, 4% 11/1/21	1,000,000	1,121,960

TOTAL CONNECTICUT		428,706,024

Guam - 0.5%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.375% 10/1/43 (a)	800,000	937,312
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/24 (FSA Insured)	1,100,000	1,286,901

TOTAL GUAM		2,224,213

Virgin Islands - 0.5%
Virgin Islands Pub. Fin. Auth. Series 2009 B, 5% 10/1/17	2,250,000	2,393,730
TOTAL MUNICIPAL BONDS
(Cost $416,036,200)		433,323,967
TOTAL INVESTMENT PORTFOLIO - 97.8%
(Cost $416,036,200)		433,323,967
NET OTHER ASSETS (LIABILITIES) - 2.2%		9,713,075
NET ASSETS - 100%		$443,037,042

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	43.9%
Water & Sewer	16.1%
Health Care	15.2%
Special Tax	11.0%
Education	7.4%
Others* (Individually Less Than 5%)	6.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $416,036,200)		$433,323,967
Cash		12,028,197
Receivable for fund shares sold		105,639
Interest receivable		5,567,125
Prepaid expenses		1,120
Other receivables		868
Total assets		451,026,916
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,580,240
Payable for fund shares redeemed	2,874,271
Distributions payable	311,464
Accrued management fee	133,941
Other affiliated payables	37,944
Other payables and accrued expenses	52,014
Total liabilities		7,989,874
Net Assets		$443,037,042
Net Assets consist of:
Paid in capital		$422,797,575
Undistributed net investment income		88,203
Accumulated undistributed net realized gain (loss) on investments		2,863,497
Net unrealized appreciation (depreciation) on investments		17,287,767
Net Assets, for 37,713,038 shares outstanding		$443,037,042
Net Asset Value, offering price and redemption price per share ($443,037,042 ÷ 37,713,038 shares)		$11.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Interest		$14,801,410
Expenses
Management fee	$1,624,956
Transfer agent fees	337,758
Accounting fees and expenses	116,775
Custodian fees and expenses	7,967
Independent trustees' compensation	1,929
Registration fees	24,625
Audit	51,194
Legal	5,470
Miscellaneous	9,244
Total expenses before reductions	2,179,918
Expense reductions	(4,877)	2,175,041
Net investment income (loss)		12,626,369
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,106,335
Change in net unrealized appreciation (depreciation) on investment securities		(2,364,192)
Net gain (loss)		742,143
Net increase (decrease) in net assets resulting from operations		$13,368,512

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,626,369	$12,885,145
Net realized gain (loss)	3,106,335	2,864,951
Change in net unrealized appreciation (depreciation)	(2,364,192)	16,600,749
Net increase (decrease) in net assets resulting from operations	13,368,512	32,350,845
Distributions to shareholders from net investment income	(12,609,769)	(12,885,202)
Distributions to shareholders from net realized gain	(2,281,667)	(4,894,468)
Total distributions	(14,891,436)	(17,779,670)
Share transactions
Proceeds from sales of shares	58,797,627	45,165,792
Reinvestment of distributions	10,467,211	12,511,999
Cost of shares redeemed	(63,663,634)	(79,049,524)
Net increase (decrease) in net assets resulting from share transactions	5,601,204	(21,371,733)
Redemption fees	363	641
Total increase (decrease) in net assets	4,078,643	(6,799,917)
Net Assets
Beginning of period	438,958,399	445,758,316
End of period (including undistributed net investment income of $88,203 and undistributed net investment income of $71,604, respectively)	$443,037,042	$438,958,399
Other Information
Shares
Sold	4,994,428	3,914,050
Issued in reinvestment of distributions	892,280	1,089,631
Redeemed	(5,440,344)	(6,879,890)
Net increase (decrease)	446,364	(1,876,209)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Connecticut Municipal Income Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.78	$11.39	$12.26	$11.76	$11.49
Income from Investment Operations
Net investment income (loss)A	.328	.343	.343	.355	.378
Net realized and unrealized gain (loss)	.031	.517	(.808)	.579	.313
Total from investment operations	.359	.860	(.465)	.934	.691
Distributions from net investment income	(.328)	(.343)	(.343)	(.354)	(.377)
Distributions from net realized gain	(.061)	(.127)	(.063)	(.080)	(.044)
Total distributions	(.389)	(.470)	(.406)	(.434)	(.421)
Redemption fees added to paid in capitalA	–B	–B	.001	–B	–B
Net asset value, end of period	$11.75	$11.78	$11.39	$12.26	$11.76
Total ReturnC	3.10%	7.73%	(3.82)%	8.08%	6.18%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.49%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.49%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.49%	.48%	.48%	.48%
Net investment income (loss)	2.80%	2.96%	2.92%	2.95%	3.29%
Supplemental Data
Net assets, end of period (000 omitted)	$443,037	$438,958	$445,758	$605,232	$546,455
Portfolio turnover rate	13%	13%	14%	14%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Connecticut Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 11/30/15	% of fund's investments 5/31/15	% of fund's investments 11/30/14
1 - 7	70.8	67.0	68.7
8 - 30	3.4	3.9	2.9
31 - 60	3.7	5.1	8.6
61 - 90	5.7	2.3	4.0
91 - 180	6.2	9.9	5.0
> 180	10.2	11.8	10.8

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Weighted Average Maturity

	11/30/15	5/31/15	11/30/14
Fidelity Connecticut Municipal Money Market Fund	43 Days	55 Days	48 Days
Connecticut Tax-Free Money Market Funds Average(a)	42 Days	54 Days	48 Days

 (a) Source: iMoneyNet, Inc.

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life

	11/30/15	5/31/15	11/30/14
Fidelity Connecticut Municipal Money Market Fund	54 Days	61 Days	48 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

Asset Allocation (% of fund's net assets)

As of November 30, 2015
Variable Rate Demand Notes (VRDNs)	47.7%
Other Municipal Debt	40.1%
Investment Companies	10.5%
Net Other Assets (Liabilities)	1.7%

As of May 31, 2015
Variable Rate Demand Notes (VRDNs)	50.5%
Other Municipal Debt	38.2%
Investment Companies	11.8%
Net Other Assets (Liabilities)*	(0.5)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	11/30/15	8/31/15	5/31/15	2/28/15	11/30/14
Fidelity® Connecticut Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending November 30, 2015, the most recent period shown in the table, would have been -0.39%.

Fidelity® Connecticut Municipal Money Market Fund

Investments November 30, 2015

Showing Percentage of Net Assets

Variable Rate Demand Note - 47.7%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.36% 12/7/15, VRDN (a)(b)	$1,100,000	$1,100,000
Mobile Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 0.06% 12/7/15, VRDN (b)	5,750,000	5,750,000
		6,850,000
Arizona - 0.0%
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 2009 A, 0.24% 12/7/15, VRDN (b)	900,000	900,000
Arkansas - 0.1%
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.12% 12/7/15, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	1,600,000	1,600,000
Connecticut - 44.5%
Connecticut Dev. Auth. Arpt. Facility Rev. (Embraer Aircraft Holding, Inc. Proj.) Series 2010 A, 0.01% 12/7/15, LOC Citibank NA, VRDN (b)	11,045,000	11,045,000
Connecticut Dev. Auth. Wtr. Facilities Rev. (Connecticut Wtr. Co. Proj.):
Series 2004 A, 0.34% 12/7/15, LOC RBS Citizens NA, VRDN (a)(b)	5,000,000	5,000,000
Series 2004 B, 0.29% 12/7/15, LOC RBS Citizens NA, VRDN (b)	4,550,000	4,550,000
Connecticut Gen. Oblig. Participating VRDN:
Series 15 XF0222, 0.02% 12/7/15 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	2,000,000	2,000,000
Series Putters 3996, 0.02% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	10,000,000	10,000,000
Series Putters 4382, 0.02% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,630,000	6,630,000
Connecticut Health & Edl. Facilities Auth. Rev.:
(Eastern Connecticut Health Network Proj.) Series 2010 E, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	13,700,000	13,700,000
(Gaylord Hosp. Proj.) Series B, 0.07% 12/7/15, LOC Bank of America NA, VRDN (b)	16,280,000	16,280,000
(Greenwich Hosp. Proj.) Series C, 0.01% 12/7/15, LOC Bank of America NA, VRDN (b)	29,040,000	29,040,000
(Griffin Hosp. Proj.) Series C, 0.02% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	20,275,000	20,275,000
(Hamden Hall Country Day School Proj.) Series A, 0.08% 12/7/15, LOC RBS Citizens NA, VRDN (b)	16,160,000	16,160,000
(Hosp. for Spl. Care Proj.) Series E, 0.01% 12/7/15, LOC Fed. Home Ln. Bank of Boston, VRDN (b)	5,850,000	5,850,000
(Masonicare Corp. Proj.) Series C, 0.03% 12/7/15, LOC Manufacturers & Traders Trust Co., VRDN (b)	68,310,000	68,310,000
(Ridgefield Academy Proj.) Series A, 0.02% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	9,620,000	9,620,000
(Sacred Heart Univ. Proj.) Series F, 0.03% 12/7/15, LOC Bank of America NA, VRDN (b)	17,635,000	17,635,000
(Trinity College Proj.) Series L, 0.01% 12/7/15, LOC JPMorgan Chase Bank, VRDN (b)	9,330,000	9,330,000
(Wesleyan Univ. Proj.) Series H, 0.01% 12/7/15, VRDN (b)	14,605,000	14,605,000
(Yale Univ. Proj.):
Series U1, 0.01% 12/7/15, VRDN (b)	17,100,000	17,100,000
Series U2, 0.01% 12/7/15, VRDN (b)	15,310,000	15,310,000
Series V1, 0.01% 12/1/15, VRDN (b)	11,300,000	11,300,000
Series V2, 0.01% 12/1/15, VRDN (b)	14,840,000	14,840,000
Participating VRDN:
Series 15 XF0091, 0.02% 12/7/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,635,000	5,635,000
Series BA 15 XF0247, 0.05% 12/7/15 (Liquidity Facility Bank of America NA) (b)(c)	4,500,000	4,500,000
Series Putters 2861, 0.01% 12/1/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,400,000	6,400,000
Series Putters 2862, 0.01% 12/1/15 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,800,000	1,800,000
Series ROC II R 11854, 0.01% 12/7/15 (Liquidity Facility Citibank NA) (b)(c)	12,910,000	12,910,000
Series 2007 B, 0.02% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	11,595,000	11,595,000
Series 2007 D, 0.07% 12/7/15, LOC Bank of America NA, VRDN (b)	9,950,000	9,950,000
Series 2011 B, 0.02% 12/7/15, LOC Bank of America NA, VRDN (b)	71,085,000	71,085,002
Series 2013 H, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	6,000,000	6,000,000
Series 2013 O, 0.01% 12/7/15, LOC Wells Fargo Bank NA, VRDN (b)	50,000,000	50,000,000
Series 2014 C, 0.01% 12/7/15, LOC JPMorgan Chase Bank, VRDN (b)	65,695,000	65,695,000
Series 2014 D, 0.01% 12/7/15, LOC Bank of America NA, VRDN (b)	39,645,000	39,645,000
Connecticut Hsg. Fin. Auth.:
(CIL Realty, Inc. Proj.):
Series 2008, 0.01% 12/7/15, LOC HSBC Bank U.S.A., NA, VRDN (b)	9,690,000	9,690,000
Series 2010, 0.01% 12/7/15, LOC HSBC Bank U.S.A., NA, VRDN (b)	3,700,000	3,700,000
(Hsg. Mtg. Fin. Prog.):
Series 2012 D3, 0.02% 12/7/15 (Liquidity Facility Bank of Tokyo-Mitsubishi UFJ Ltd.), VRDN (a)(b)	11,805,000	11,805,000
Series 2013 B5, 0.02% 12/7/15 (Liquidity Facility Bank of Tokyo-Mitsubishi UFJ Ltd.), VRDN (a)(b)	1,350,000	1,350,000
Series 2008 E, 0.04% 12/7/15 (Liquidity Facility Bank of America NA), VRDN (a)(b)	67,700,000	67,700,000
Series 2011 C1, 0.01% 12/7/15 (Liquidity Facility Barclays Bank PLC), VRDN (b)	2,225,000	2,225,000
Connecticut Innovations, Inc. Rev. (ISO New England, Inc. Proj.) Series 2012, 0.01% 12/7/15, LOC TD Banknorth, NA, VRDN (b)	23,210,000	23,210,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Participating VRDN Series ROC II R 14073, 0.01% 12/7/15 (Liquidity Facility Citibank NA) (b)(c)	8,500,000	8,499,982
Stamford Hsg. Auth. Multi-family Rev. (Fairfield Apts. Proj.) Series 2010, 0.01% 12/7/15, LOC Freddie Mac, VRDN (a)(b)	33,295,000	33,295,000
		765,269,984
Georgia - 0.5%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Second Series 1995, 0.22% 12/1/15, VRDN (b)	600,000	600,000
Series 2013, 0.17% 12/7/15, VRDN (b)	5,500,000	5,500,000
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) First Series 2009, 0.27% 12/7/15, VRDN(b)	1,700,000	1,700,000
		7,800,000
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.35% 12/7/15, VRDN (b)	1,000,000	1,000,000
Series 2010 B1, 0.34% 12/7/15, VRDN (b)	2,300,000	2,300,000
		3,300,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.36% 12/7/15, VRDN (a)(b)	1,100,000	1,100,000
New York - 1.3%
New York Hsg. Fin. Agcy. Rev. (316 Eleventh Ave. Hsg. Proj.) Series 2007 A, 0.01% 12/7/15, LOC Fannie Mae, VRDN (a)(b)	22,500,000	22,500,000
Texas - 0.6%
Calhoun Port Auth. Envir. Facilities Rev. (Formosa Plastics Corp. Proj.) Series 2012, 0.02% 12/7/15, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,600,000	1,600,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.18% 12/1/15, VRDN (b)	3,100,000	3,100,000
Series 2009 A, 0.18% 12/1/15, VRDN (b)	1,400,000	1,400,000
Series 2009 C, 0.18% 12/1/15, VRDN (b)	1,600,000	1,600,000
Series 2010 B, 0.18% 12/1/15, VRDN (b)	800,000	800,000
Series 2010 C, 0.18% 12/1/15, VRDN (b)	1,320,000	1,320,000
		9,820,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $819,139,984)		819,139,984

Other Municipal Debt - 40.1%
Connecticut - 39.1%
Bethel Gen. Oblig. BAN 1.5% 5/18/16	9,405,000	9,457,923
Brookfield Gen. Oblig. BAN Series 2015 A, 1.75% 11/17/16	15,530,000	15,711,117
Clinton Gen. Oblig. BAN 1.25% 2/9/16	26,000,000	26,054,750
Connecticut Gen. Oblig. Bonds:
(Econ. Recovery Proj.) Series 2009 A, 5% 1/1/16	25,140,000	25,242,355
Series 2001 C:
5.5% 12/15/15	3,500,000	3,507,094
5.5% 12/15/15	1,000,000	1,002,064
Series 2006 F, 3.625% 12/1/15	680,000	680,000
Series 2007 B, 5% 5/1/16	2,935,000	2,992,700
Series 2007 C, 5% 6/1/16	1,830,000	1,873,672
Series 2010 B, 5% 12/1/15	275,000	275,000
Series 2011 C, 0.66% 5/15/16 (b)	17,500,000	17,547,694
Series 2012 A, 0.54% 4/15/16 (b)	4,300,000	4,306,784
Series 2012 D, 0.44% 9/15/16 (b)	2,000,000	2,005,198
Series 2013 A:
0.13% 7/1/16 (b)	45,045,000	45,045,000
0.24% 3/1/16 (b)	2,145,000	2,145,739
4% 10/15/16	2,100,000	2,165,643
Series 2014 A, 0.05% 1/1/16 (b)	4,500,000	4,500,000
Series 2014 C:
3% 12/15/15	2,890,000	2,893,174
4% 6/15/16	30,400,000	31,011,722
Series 2015 A, 2% 3/15/16	17,700,000	17,790,158
Series 2015 B, 2% 6/15/16	17,500,000	17,659,447
Series 2015 D, 0.09% 6/15/16 (b)	18,100,000	18,100,000
Connecticut Health & Edl. Facilities Auth. Rev. Bonds:
(Yale Univ. Proj.):
Series S1:
0.02% tender 12/2/15, CP mode	17,900,000	17,900,000
0.02% tender 12/3/15, CP mode	3,200,000	3,200,000
0.02% tender 12/4/15, CP mode	15,000,000	15,000,000
0.02% tender 12/7/15, CP mode	17,775,000	17,775,000
Series S2:
0.01% tender 12/8/15, CP mode	17,400,000	17,400,000
0.02% tender 12/1/15, CP mode	18,300,000	18,300,000
0.02% tender 12/2/15, CP mode	13,640,000	13,640,000
Series MS 06 1884, 0.18%, tender 2/4/16 (Liquidity Facility Wells Fargo & Co.) (b)(c)(d)	11,620,000	11,603,129
1.35%, tender 7/21/16 (b)	3,800,000	3,826,648
Connecticut Hsg. Fin. Auth. Bonds Series 2015 C2, 0.35% 5/15/16 (a)	1,815,000	1,815,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds:
Series 2004 B, 5.25% 7/1/16	1,000,000	1,028,979
Series 2005 A, 5% 7/1/16	8,380,000	8,609,515
Series 2009 1, 5% 2/1/16	15,005,000	15,126,044
Series 2009 A, 4% 12/1/15	550,000	550,000
Series 2011 B, 5% 12/1/15	7,500,000	7,500,000
Series 2012 A, 5% 1/1/16	4,750,000	4,769,254
Series 2015 A, 3% 8/1/16	21,290,000	21,680,771
Connecticut State Revolving Fund Gen. Rev. Bonds:
Series 2008 A, 5% 2/1/16	1,665,000	1,678,576
Series 2011 A, 4% 1/1/16	800,000	802,504
Danbury Gen. Oblig.:
BAN Series 2015, 2% 7/21/16	18,000,000	18,191,969
Bonds Series 2010 B, 5% 7/1/16	1,050,000	1,078,162
East Hampton Gen. Oblig. BAN 1.25% 12/18/15	16,415,000	16,422,850
Enfield Gen. Oblig. BAN Series 2015 B, 2% 8/10/16	5,000,000	5,055,417
Fairfield Gen. Oblig. BAN 2% 7/14/16	15,000,000	15,156,893
Greenwich Gen. Oblig. Bonds:
Series 2015, 5% 1/15/16	6,845,000	6,885,869
5% 1/15/16	1,490,000	1,498,936
Griswold Gen. Oblig. BAN 1.5% 2/2/16	5,550,000	5,561,553
Guilford Gen. Oblig. Bonds Series 2015, 4% 8/1/16	1,710,000	1,751,712
Hartford County Metropolitan District Gen. Oblig. Bonds 4% 5/1/16	2,105,000	2,137,749
Ledyard Gen. Oblig. BAN 2% 5/25/16	7,855,000	7,916,114
Milford Gen. Oblig. BAN 1% 5/9/16	13,360,000	13,410,386
Naugatuck Gen. Oblig. BAN Series 2015, 1.25% 3/24/16	8,000,000	8,027,009
New Milford Gen. Oblig.:
BAN 1% 1/28/16	9,505,000	9,516,964
Bonds Series 2004, 5% 1/15/16	1,025,000	1,031,080
Newtown Gen. Oblig. BAN 1.25% 3/15/16	10,000,000	10,029,342
Redding Gen. Oblig. BAN 1% 3/16/16	10,574,000	10,596,006
Ridgefield Gen. Oblig. BAN 1% 12/15/15	5,000,000	5,001,550
Rocky Hill Gen. Oblig. BAN 1.25% 2/25/16	14,500,000	14,533,167
South Windsor Gen. Oblig. BAN 1.25% 2/17/16	7,160,000	7,176,494
Southington Gen. Oblig. BAN 1.5% 1/26/16	12,000,000	12,024,812
Stamford Gen. Oblig. Bonds:
Series 2011 B, 5% 12/15/15	1,000,000	1,001,853
Series 2013, 2% 2/1/16	2,000,000	2,006,122
Series 2015 B, 5% 8/1/16	3,250,000	3,351,102
Trumbull Gen. Oblig. Bonds 2% 9/1/16	1,070,000	1,083,530
Univ. of Connecticut Gen. Oblig. Bonds:
Series 2010 A, 5% 2/15/16	675,000	681,436
Series 2015 A, 1% 2/15/16	11,005,000	11,023,647
Vernon Gen. Oblig. BAN Series 2015, 1.5% 8/4/16	6,350,000	6,398,214
Watertown Gen. Oblig. BAN 1.25% 3/24/16	6,700,000	6,721,655
West Hartford Gen. Oblig. Bonds Series 2008 A, 3.25% 1/15/16	1,000,000	1,003,621
Windham Gen. Oblig. BAN 1.25% 3/8/16	4,675,000	4,686,244
Windsor Locks Gen. Oblig. BAN 1.5% 3/24/16	9,710,000	9,744,425
Wolcott Gen. Oblig. BAN 2% 10/20/16	16,595,000	16,824,547
		671,703,084
Georgia - 0.4%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, 0.07%, tender 2/1/16 (Liquidity Facility Royal Bank of Canada) (b)	6,500,000	6,500,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 0.25% tender 12/3/15, CP mode	700,000	700,000
Massachusetts - 0.4%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1992, 0.4% tender 12/9/15, CP mode	4,400,000	4,400,000
Massachusetts State Dev. Fin. Agcy. Elec. Util. Rev. Bonds (Nantucket Elec. Co. Proj.) Series 2007, 0.5% tender 12/10/15 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	1,600,000	1,600,000
		6,000,000
New Hampshire - 0.1%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1990 A, 0.45% tender 12/15/15, CP mode (a)	800,000	800,000
Series 1990 A1, 0.5% tender 12/28/15, CP mode (a)	1,400,000	1,400,000
		2,200,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1996, 0.45% tender 12/18/15, CP mode (a)	800,000	800,000
Grant County Poll. Cont. Rev. Bonds (Virginia Elec. & Pwr. Co. Proj.) Series 1986, 0.45% tender 12/17/15, CP mode (a)	1,200,000	1,200,000
		2,000,000
TOTAL OTHER MUNICIPAL DEBT
(Cost $689,103,084)		689,103,084
	Shares	Value

Investment Company - 10.5%
Fidelity Municipal Cash Central Fund, 0.02% (e)(f)
(Cost $181,239,000)	181,239,000	181,239,000
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $1,689,482,068)		1,689,482,068
NET OTHER ASSETS (LIABILITIES) - 1.7%		29,692,858
NET ASSETS - 100%		$1,719,174,926

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,603,129 or 0.7% of net assets.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Connecticut Health & Edl. Facilities Auth. Rev. Bonds Series MS 06 1884, 0.18%, tender 2/4/16 (Liquidity Facility Wells Fargo & Co.)	2/19/15 - 11/2/15	$11,603,129

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$81,328
Total	$81,328

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		November 30, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,508,243,068)	$1,508,243,068
Fidelity Central Funds (cost $181,239,000)	181,239,000
Total Investments (cost $1,689,482,068)		$1,689,482,068
Cash		18,239,497
Receivable for investments sold		6,425,000
Receivable for fund shares sold		10,512,638
Interest receivable		4,498,924
Distributions receivable from Fidelity Central Funds		3,078
Prepaid expenses		4,503
Receivable from investment adviser for expense reductions		11,102
Other receivables		10,292
Total assets		1,729,187,102
Liabilities
Payable for fund shares redeemed	$9,749,973
Distributions payable	567
Accrued management fee	104,437
Other affiliated payables	14,846
Other payables and accrued expenses	142,353
Total liabilities		10,012,176
Net Assets		$1,719,174,926
Net Assets consist of:
Paid in capital		$1,719,137,218
Distributions in excess of net investment income		(11,803)
Accumulated undistributed net realized gain (loss) on investments		49,511
Net Assets, for 1,718,243,938 shares outstanding		$1,719,174,926
Net Asset Value, offering price and redemption price per share ($1,719,174,926 ÷ 1,718,243,938 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2015
Investment Income
Interest		$1,476,197
Income from Fidelity Central Funds		81,328
Total income		1,557,525
Expenses
Management fee	$6,411,311
Transfer agent fees	1,870,129
Accounting fees and expenses	177,751
Custodian fees and expenses	16,623
Independent trustees' compensation	7,550
Registration fees	32,465
Audit	41,507
Legal	9,753
Miscellaneous	118,340
Total expenses before reductions	8,685,429
Expense reductions	(7,305,774)	1,379,655
Net investment income (loss)		177,870
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		99,730
Net increase in net assets resulting from operations		$277,600

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2015	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$177,870	$184,173
Net realized gain (loss)	99,730	265,836
Net increase in net assets resulting from operations	277,600	450,009
Distributions to shareholders from net investment income	(177,751)	(184,030)
Distributions to shareholders from net realized gain	(210,992)	–
Total distributions	(388,743)	(184,030)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	3,272,330,333	3,314,670,251
Reinvestment of distributions	370,672	175,629
Cost of shares redeemed	(3,305,330,193)	(3,446,254,361)
Net increase (decrease) in net assets and shares resulting from share transactions	(32,629,188)	(131,408,481)
Total increase (decrease) in net assets	(32,740,331)	(131,142,502)
Net Assets
Beginning of period	1,751,915,257	1,883,057,759
End of period (including distributions in excess of net investment income of $11,803 and distributions in excess of net investment income of $11,922, respectively)	$1,719,174,926	$1,751,915,257

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Connecticut Municipal Money Market Fund

Years ended November 30,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)A	–	–	–	–	–
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operationsA	–	–	–	–	–
Distributions from net investment incomeA	–	–	–	–	–
Distributions from net realized gain	–A	–	–	–	–A
Total distributionsA	–	–	–	–	–
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.02%	.01%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.48%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.08%	.08%	.13%	.18%	.22%
Expenses net of all reductions	.08%	.08%	.12%	.18%	.22%
Net investment income (loss)	.01%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,719,175	$1,751,915	$1,883,058	$1,857,806	$1,783,100

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2015

1. Organization.

Fidelity Connecticut Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity Connecticut Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Court Street Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. Each Fund may be affected by economic and political developments in the state of Connecticut.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Connecticut Municipal Income Fund	$416,036,200	$17,696,216	$(408,449)	$17,287,767
Fidelity Connecticut Municipal Money Market Fund	1,689,482,068	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Connecticut Municipal Income Fund	$88,744	$2,863,496	$17,287,767
Fidelity Connecticut Municipal Money Market Fund	–	49,511	–

The tax character of distributions paid was as follows:

November 30, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$12,609,769	$2,281,667	$14,891,436
Fidelity Connecticut Municipal Money Market Fund	177,751	210,992	388,743

November 30, 2014
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$12,885,202	$4,894,468	$17,779,670
Fidelity Connecticut Municipal Money Market Fund	184,030	–	184,030

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $67,946,015 and $59,725,008, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Fidelity Connecticut Municipal Income Fund	.25%	.11%	.36%
Fidelity Connecticut Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Connecticut Municipal Income Fund	.07%
Fidelity Connecticut Municipal Money Market Fund	.11%

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Funds. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Funds.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Connecticut Municipal Income Fund	$ 646

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Money Market Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Connecticut Municipal Money Market Fund	.48%	$125,123

Additionally, the investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $7,162,054.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Fidelity Connecticut Municipal Income Fund	$3,870	$–
Fidelity Connecticut Municipal Money Market Fund	14,524	61

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Connecticut Municipal Income Fund	$1,007
Fidelity Connecticut Municipal Money Market Fund	4,012

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Connecticut Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2015 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Connecticut Municipal Income Fund's and Fidelity Connecticut Municipal Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 234 funds. Ms. Acton and Mr. Engler each oversees 226 funds. Mr. von Kuhn oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2015

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2015

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Member of the Advisory Board

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Member of the Advisory Board

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present), K12 Inc. (technology-based education company, 2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond of FMR (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period-B June 1, 2015 to November 30, 2015
Fidelity Connecticut Municipal Income Fund	.48%
Actual		$1,000.00	$1,023.70	$2.44
Hypothetical-C		$1,000.00	$1,022.66	$2.43
Fidelity Connecticut Municipal Money Market Fund	.09%
Actual		$1,000.00	$1,000.10	$.45
Hypothetical-C		$1,000.00	$1,024.62	$.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Connecticut Municipal Income Fund	12/21/15	12/18/15	$0.00000	$0.06300
	01/11/16	01/08/16	$0.00000	$0.01500
Fidelity Connecticut Municipal Money Market Fund	12/21/15	12/18/15	$0.00000	$0.00003

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Connecticut Municipal Income Fund	$3,104,258
Fidelity Connecticut Municipal Money Market Fund	$99,730

During fiscal year ended 2015, 100% of each fund's income dividends were free from federal income tax, and 2.11% and 8.73% of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Connecticut Municipal Income Fund / Fidelity Connecticut Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance (for Fidelity Connecticut Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Connecticut Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Connecticut Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Connecticut Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for 2014. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Connecticut Municipal Money Market Fund, and also noted that Fidelity may recover a portion of waived fees under certain circumstances.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Connecticut Municipal Income Fund's shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# ofVotes	% ofVotes
Elizabeth S. Acton
Affirmative	401,333,322.68	96.676
Withheld	13,801,327.13	3.324
TOTAL	415,134,649.81	100.000
John Engler
Affirmative	400,615,233.96	96.503
Withheld	14,519,415.85	3.497
TOTAL	415,134,649.81	100.000
Albert R. Gamper, Jr.
Affirmative	400,031,153.48	96.362
Withheld	15,103,496.33	3.638
TOTAL	415,134,649.81	100.000
Robert F. Gartland
Affirmative	400,959,368.87	96.586
Withheld	14,175,280.94	3.414
TOTAL	415,134,649.81	100.000
Abigail P. Johnson
Affirmative	400,440,510.89	96.461
Withheld	14,694,138.92	3.539
TOTAL	415,134,649.81	100.000
Arthur E. Johnson
Affirmative	400,644,809.40	96.510
Withheld	14,489,840.41	3.490
TOTAL	415,134,649.81	100.000
Michael E. Kenneally
Affirmative	400,875,566.40	96.566
Withheld	14,259,083.41	3.434
TOTAL	415,134,649.81	100.000
James H. Keyes
Affirmative	400,367,645.99	96.443
Withheld	14,767,003.82	3.557
TOTAL	415,134,649.81	100.000
Marie L. Knowles
Affirmative	400,425,081.75	96.457
Withheld	14,709,568.06	3.543
TOTAL	415,134,649.81	100.000
Geoffrey A. von Kuhn
Affirmative	401,128,764.85	96.627
Withheld	14,005,884.96	3.373
TOTAL	415,134,649.81	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CTF-ANN-0116
1.539232.118

Item 2.

Code of Ethics

As of the end of the period, November 30, 2015, Fidelity Court Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Connecticut Municipal Income Fund and Fidelity New Jersey Municipal Income Fund (the “Funds”):

Services Billed by PwC

November 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Income Fund	$51,000	$-	$2,300	$1,700
Fidelity New Jersey Municipal Income Fund	$48,000	$-	$2,300	$1,700

November 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Connecticut Municipal Income Fund	$48,000	$-	$2,400	$1,800
Fidelity New Jersey Municipal Income Fund	$45,000	$-	$2,400	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with

FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2015A	November 30, 2014A
Audit-Related Fees	$5,890,000	$5,185,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2015 A	November 30, 2014 A
PwC	$7,060,000	$6,490,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and

FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Court Street Trust

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	January 27, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 27, 2016